UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEURALSTEM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 27, 2014
_________________________

To the shareholders of Neuralstem, Inc.:

We are hereby pleased to invite you to the 2014 annual meeting of shareholders (the “Annual Meeting”) of Neuralstem Inc., a Delaware corporation (the “Company”), which will be held on June 27, 2014 at 11:00 a.m. PDT at The Lodge at Torrey Pines, 11480 North Torrey Pines Road, La Jolla, California 92037. Details regarding the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in this proxy statement (the “Proxy Statement”). The following summarizes the matters to be voted upon at the Annual Meeting:

1.	to elect two (2) members to Class III of the Board of Directors to serve for the following three years or until their respective successors are elected and qualified;

2.	to ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for 2014;

3.	to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the Company’s authorized capital by 150,000,000 shares of common stock;

4.	an advisory vote to approve executive compensation (non-binding);

5.	an advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (non-binding); and

6.	to transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record as of the close of business on April 30, 2014 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

We have elected to utilize the Securities and Exchange Commission’s “notice and access” rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes the “notice and access rules” allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. For further information please see the Questions and Answers section of this proxy statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Thank you for your ongoing support of, and continued interest in Neuralstem. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ I. Richard Garr

I. Richard Garr

Chief Executive Officer

May [*], 2014

NEURALSTEM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	11:00 a.m. PDT, on June 27, 2014.
Place	The Lodge at Torrey Pines, 11480 North Torrey Pines Road, La Jolla, California 92037.

Items of Business	(1)	To elect two (2) members to Class III of the Board of Directors to serve for the following three years or until his successor is elected and qualified.

	(2)	To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for 2014.

	(3)	To approve an amendment to the Company’s amended and restated certificate of incorporation to increase the Company’s authorized capital by 150,000,000 shares of common stock.

	(4)	An advisory vote to approve executive compensation (non-binding).

	(5)	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (non-binding).

	(6)	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Neuralstem stockholder as of the close of business on April 30, 2014 (Record Date).

Meeting Admission	You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or over the internet, by indicating your plans when prompted.

The Annual Meeting will begin promptly at 11:00, a.m. PDT. Check-in will begin at 10:00 a.m. local time, and you should allow ample time for the check-in procedures.

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail, the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors,

Karl Johe	Richard Garr
Chairman of the Board	Chief Executive Officer
Chief Scientific Officer	Director

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about [*], 2014.

In this proxy statement, the words “Neuralstem,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to Neuralstem, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

* * * * *

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2013 Annual Report on Form 10-K for fiscal year ended December 31, 2013, are available at http://www.viewproxy.com/neuralstem/2014

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Neuralstem under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

NEURALSTEM, INC.

20271 Goldenrod Lane, 2nd Floor

Germantown, MD 20876

(301)-366-4960

PROXY STATEMENT

GENERAL

We are providing this proxy statement to you as part of a solicitation by the board of directors (“Board of Directors” or “Board”) of Neuralstem, Inc. for use at our 2014 Annual Meeting of Stockholders and at any adjournment or postponement that may take place. We will hold our Annual Meeting on June 27, 2014 at 11:00 a.m. PDT at The Lodge at Torrey Pines, 11480 North Torrey Pines Road, La Jolla, California 92037. Only stockholders of record on April 30, 2014 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

We have elected to utilize the Securities and Exchange Commission’s “notice and access” rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes the “notice and access rules” allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. For further information please see the Questions and Answers section of this proxy statement.

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about May [*], 2014. Unless the context otherwise requires, the terms "Neuralstem," “the Company,” "us," "we," and "our" references Neuralstem, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

PROXY MATERIALS

1.	Why am I receiving these materials?

Our Board is providing these proxy materials to you on the internet in connection with our 2014 Annual Meeting of Stockholders, which will take place on June 27, 2014 at 11:00 a.m. PDT at The Lodge at Torrey Pines, 11480 North Torrey Pines Road, La Jolla, California 92037. As a stockholder, you are invited to attend the meeting and requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the 2014 Annual Meeting of Stockholders;
•	Our 2013 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013; and
•	The proxy card or a voting instruction form for the Annual Meeting.

3.	What information is contained in these materials?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

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4.	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2013 Annual Report to our stockholders by providing notice and access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they specifically request them. Instead, the Notice which shall be mailed to stockholders will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

Customer Service

6201 15th Avenue

Brooklyn, NY 11219

800-937-5449

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

6.	How can I access the proxy materials over the internet?

The Notice will contain instructions on how to view our proxy materials for the Annual Meeting on the internet and vote your shares. Our proxy materials are also available on our website at www.neuralstem.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

VOTING INFORMATION

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of two (2) Class III director to our Board, to hold office until the annual meeting of stockholders in 2017, or until their successors are elected and qualified.

•	The ratification of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

•	The approval of an amendment to the Company’s amended and restated certificate of incorporation to increase the Company’s authorized capital by 150,000,000 shares of common stock.

•	An advisory vote to approve executive compensation (non-binding).

•	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (non-binding).

•	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof (See Question 22 below).

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8.	How does the Board recommend that I vote on each of the matters?

Our Board recommends that you vote your shares:

•	“FOR” the director nominees;

•	“FOR” the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for the 2014 fiscal year.

•	“FOR” the approval of an amendment to the Company’s amended and restated certificate of incorporation to increase the Company’s authorized capital by 150,000,000 shares of common stock

•	“FOR” the approval of the 2013 compensation awarded to named executive officers.

•	Every “3 Years” for frequency of the stockholder advisory vote regarding compensation awarded to named executive officers.

9.	What shares can I vote?

Each share of our common stock issued and outstanding as of the close of business on the Record Date for the 2014 Annual Meeting of Stockholders is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had April 30, 2014 shares of common stock issued and outstanding.

10.	How many votes am I entitled to per share?

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Neuralstem. As the stockholder of record, you have the right to grant your voting proxy directly to Neuralstem or to vote in person at the Annual Meeting. If you have requested printed proxy materials, enclosed in such materials will be a proxy card for you to use. You may also vote on the internet or by telephone, as below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

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12.	If I am a Shareholder of Record, how do I vote?

If you are a shareholder of record, there are four ways to vote:

•	In person. You may vote in person at the Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

13.	If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

14.	How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

15.	What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•	Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders, Richard Garr and Karl Johe, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

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Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

16.	Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers. If you are a stockholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 20271 Goldenrod Lane, Germantown, Maryland 20876. If you are a beneficial owner, you can change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

17.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of our common stock as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

17.	How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

With respect to the advisory vote on the frequency of holding future stockholder advisory votes regarding compensation awarded to named executive officers (Proposal Number 5), you may vote “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention does not count in the determination of which alternative receives the highest number of votes cast.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

18.	What is the voting requirement to approve each of the proposals?

In the election of directors (Proposal Number 1), the persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

In the case of the proposal to determine the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (Proposal Number 5), the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders.

In the case of the following two proposals:

•	approval of the 2013 compensation awarded to named executive officers, which is non-binding (Proposal Number 4); and

•	the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal Number 3).

the affirmative “FOR” vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for approval.

In the case of the approval of the amendment to the Company’s amended and restated certificate of incorporation to increase the Company’s authorized capital by 150,000,000 shares (Proposal Number 3), the affirmative “FOR” vote of the holders of a majority of the voting power of our issued and outstanding common stock which is entitled to vote thereon is required.

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If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

19.	How do Broker Non-Votes and Abstentions Effect the Voting Results

With respect to the election of directors (Proposal No. 1), under plurality voting, broker non-votes and abstentions would have no effect on determining the nominees elected.

With respect to the ratification of Stegman & Company (Proposal No. 3), approval of 2013 compensation (Proposal No. 4), and frequency of stockholder advisory vote on compensation (Proposal No. 5), shares that constitute broker non-votes are not considered votes cast on that proposal nor entitled to vote. Thus, broker non-votes will not affect the outcome of these matters, assuming that a quorum is obtained. Abstentions will have the same effect as a vote against.

With respect to the proposals to amend the Company’s Articles (Proposals No. 3) the broker non-votes and abstentions will have the effect of a vote against and could prevent the proposal from receiving the required affirmative vote of a majority of the Company’s outstanding shares.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Please note that brokers may not vote your shares on the election of directors, certain executive compensation matters, or certain corporate governance matters in the absence of your specific instructions. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

20.	Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

21.	Who is paying for this proxy solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card, the Notice of Internet Availability, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks, brokers and other third parties to solicit their customers who beneficially own Common Stock listed of record in the name of such bank, broker or other third party, and the Company will reimburse such banks, brokers and third parties for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by directors, officers and other employees of the Company, but no additional compensation will be paid to such individuals. The Company has retained the firm of Alliance Advisors LLC to assist in the solicitation of proxies for a base fee of approximately $6,000, plus out-of-pocket expenses.

22.	What happens if additional matters are presented at the Annual Meeting?

Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Richard Garr, and Dr. Karl Johe, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

23.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

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ATTENDING THE ANNUAL MEETING

24.	How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statements for the periods prior to and after April 30, 2014, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. The meeting will begin promptly at 11:00 a.m. PDT. Check-in will begin at 10 a.m., local time, and you should allow ample time for the check-in procedures.

25.	Who will count the votes?

We will appoint one of our officers present at the meeting to act as the inspector of elections for any votes cast at the meeting. Also, our transfer agent will separately tabulate all votes FOR and AGAINST each matter, as well as all abstentions and broker non-votes and votes made through the internet, telephone or by proxy for by shareholders of record and beneficial owners.

26.	How can I contact Neuralstem’s transfer agent?

Contact our transfer agent by either writing to American Stock Transfer & Trust Company, LLC, Attn: Customer Service, 6201 15th Avenue

Brooklyn, NY 11219, or by telephoning 800-937-5449.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS, RELATED BYLAW PROVISIONS AND MISCELLANEOUS ITEMS

27.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Neuralstem’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2015 Annual Meeting of Stockholders, the Corporate Secretary of Neuralstem must receive the written proposal at our principal executive offices no later than January [*], 2015; provided, however, that in the event that we hold our 2015 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2014 Annual Meeting, the deadline is a reasonable time before we begin to print and send our 2015 notices for the 2015 Annual Meeting. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Neuralstem, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane

Germantown, Maryland 20876

Fax: 301-560-6634

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action under the Delaware General Corporate Law that has been properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2014 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on February 27, 2015, and

•	not later than the close of business on March 29, 2015.

In the event that we hold our 2015 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2014 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

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•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:

You may propose director candidates for consideration by our Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of Neuralstem at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance——Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 13 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

28.	How can I receive a copy of Neuralstem’s Bylaws?

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

29.	Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 20271 Goldenrod Lane, Germantown, Maryland 20876. The Company’s main telephone number is (301)-366-4960.

****

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BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of March 31, 2014, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;

•	each of our current directors and nominees;

•	each of our current named executive officers; and

•	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

	Common Stock
Name and Address of Beneficial Owner (1)	Shares (2)	Shares Underlying Convertible Securities	Total	Percent of Class (3)
Directors and named executive officers
Karl Johe, Ph.D.	674,994	9,112,661	9,787,655	11.29%
I. Richard Garr	1,407,261	4,338,705	5,745,966	6.63%
Stanley Westreich	1,513,604	183,898	1,697,502	1.96%
William Oldaker	104,300	373,898	478,198	*
Scott Ogilvie	15,000	270,000	285,000	*
Catherine Sohn	15,625	3,750	19,375	*
All directors and named executive officers as a group (6 individuals)			18,013,696	20.78%

*	Represents less than one percent.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Neuralstem, Inc. 20271 Goldenrod Lane, Germantown, MD 20876.

(2)	Includes vested restricted stock units in addition to shares of common stock.

(3)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. There are 86,688,613 shares of common stock issued and outstanding as of March 31, 2014.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of April [*], 2014 are set forth below. Our executive officers are appointed by, and serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Position	Age	Position Since
I. Richard Garr	Chief Executive Officer, President, General Counsel and Director	61	1996
Karl Johe, Ph.D.	Chief Scientific Officer and Chairman of the Board	53	1996
Scott Ogilvie	Director	58	2007
William Oldaker	Director	72	2007
Stanley Westreich	Director	75	2011
Dr. Catherine Angell Sohn	Director	61	2014

Mr. I. Richard Garr, JD, has been a director and our Chief Executive Officer since 1996.  Mr. Garr was previously an attorney with Beli, Weil & Jacobs, the B&G Companies, and Circle Management Companies. Mr. Garr is a graduate of Drew University (1976) and the Columbus School of Law, The Catholic University of America (1979). Additionally, he was a founder and current board member of the First Star Foundation, a children’s charity focused on abused children’s issues; a founder of The Starlight Foundation Mid Atlantic chapter, which focuses on helping seriously ill children; and is a past Honorary Chairman of the Brain Tumor Society. In evaluating Mr. Garr’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his broad experience in Neural Stem Cells.  He is among the longest serving executives in the field.

Mr. Karl Johe, Ph.D., has been a director, Chairman of the Board and our Chief Scientific Officer since 1996. Dr. Johe has over 15 years of research and laboratory experience. Dr. Johe is the sole inventor of Neuralstem’s stem cell patents and is responsible for the strategic planning and development of our therapeutic products. Dr. Johe received his Bachelor of Arts Degree in Chemistry and a Master’s Degree from the University of Kansas. Dr. Johe received his doctorate from the Albert Einstein College of Medicine of Yeshiva University. From 1993 to January 1997, Dr. Johe served as a Staff Scientist at the Laboratory of Molecular Biology of the National Institute of Neurological Disease and Stroke in Bethesda, Maryland. While holding this position, Dr. Johe conducted research on the isolation of neural stem cells, the elucidation of mechanisms directing cell type specification of central nervous system stem cells and the establishment of an in vitro model of mammalian neurogenesis. In evaluating Dr. Johe’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his extensive experience in international science and business communities.  Mr. Johe is also multilingual.

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Scott V. Ogilvie, has served as a director on our board since February 2008. Mr. Ogilvie is currently the President of AFIN International, Inc., a private equity/business advisory firm, which he founded in 2006.  Additionally, Mr. Ogilvie has served as a partner of Wirthlin Worldwide International, a private strategic advisory and M&A firm, since September 2011. Prior to December 31, 2009, he was CEO of Gulf Enterprises International, Ltd, a company that brings strategic partners, expertise and investment capital to the Middle East and North Africa. He held this position since August 2006.  Mr. Ogilvie previously served as Chief Operating Officer of CIC Group, Inc., an investment manager, a position he held from 2001 to 2007.  He began his career as a corporate and securities lawyer with Hill, Farrer & Burrill, and has extensive public and private corporate management and board experience in finance, real estate, and technology companies. During the past 5 years, Mr. Ogilvie has served on the board of directors of Innovative Card Technologies, Inc. (OTCBB:INVC), Preferred Voice Inc, (OTCBD:PRFV), GenSpera, Inc. (OTCBB: GNSZ) and Research Solutions, Inc. (OTCBB:RSSS). In evaluating Mr. Ogilvie’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work in both public and private organizations regarding corporate finance, securities and compliance and international business development.

Mr. William Oldaker, has served on our board of directors since April 2007. Mr. Oldaker is a founder and partner in the Washington, D.C. law firm of Oldaker Group LLC. Prior to founding the firm in 1993, Mr. Oldaker was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips from 1987 to 1993. In 2004, Mr. Oldaker was a founder of Washington First Bank in Washington, D.C. and serves as a member of the board of directors. He previously served as a director of Century National Bank, from 1982 until its acquisition in 2001. Mr. Oldaker was appointed by President Clinton to serve as a commissioner on the National Bioethics Advisory Commission, a post he held until 2001. He is a member of the Colorado, D.C. and Iowa Bar Associations, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. He is also a partner in The National Group, a consulting firm. In evaluating Mr. Oldaker’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his extensive experience with managing and developing federal government regulations and expertise in the legislative process. He also was a founding member, and has served on the board of directors of a bank for almost thirty years.

Mr. Stanley Westreich, has served on our board of director since February 2011. Mr. Westreich is the manager of Westreich Services, LLC, a private investment and advisory firm which he founded in 2005. Prior to founding Westreich Services, LLC, Mr. Westreich was President of Westfield Realty, Inc., a real estate development and construction company, from 1965 to 2005. From July 26, 1994 to May 2010 he served as a director of Capital One Financial Corporation (NYSE: COF) and also served as a director of Capital One Bank (USA), National Association. He served as a member of the Capital One Financial Corporation Compensation Committee from March 1995 through February 2010 and was its Chairman from March 1995 through April 2005. He has also served on the Capital One Financial Corporation Finance and Trust Oversight Committee from April 2004 to May of 2010. In evaluating Mr. Westreich’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior experience on the board of Capital One Financial and its related committees as well as his track record at Westreich Reality, Inc.

Dr. Catherine Angell Sohn, has served on our board of directors since January 2014. Dr. Sohn is the founder of Sohn Health Strategies, where since 2010 she has consulted to pharmaceutical, biotechnology, medical device, and consumer healthcare companies in the areas of business strategy, business development and strategic product development. From 1982 to 2010, she was with GlaxoSmithKline plc, a pharmaceutical company (and with SmithKline Beecham plc before its merger with GlaxoWellcome plc), where she served most recently as Senior Vice President, Worldwide Business Development and Strategic Alliances in the GSK Consumer Healthcare division, and before that, she held a series of positions in Medical Affairs, Pharmaceutical Business Development, U.S. Product Marketing, and global strategic product development in the pharmaceutical division. Dr. Sohn started her career as Assistant Professor of Clinical Pharmacy at the University of the Sciences in Philadelphia, where she currently holds the position of Dean’s Professor. Dr. Sohn is currently an independent director on the board of directors of Jazz Pharmaceuticals (NASDAQ: JAZZ) and Landec Corp (NASDAQ: LNDC). In evaluating Dr. Sohn’s specific experience, qualifications, attributes and skills in connection with her appointment to our board, we took into account her prior experience in developing and commercializing small molecule compounds.

Board of Directors

Our Board consists of six members. Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of the our business through discussion with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Board Meetings

During 2013, the Board held [*] meetings and acted through unanimous written consent [*] times. Each director attended at least 75% of all meetings of the Board and of the committees on which the director served. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings and written consent is provided for below in the section of this proxy statement entitled “Committees.”

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Attendance at 2013 Annual Meeting

Though we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, attendance is encouraged. Our 2013 Annual Meeting was attended, in person or telephonically, by the following directors: Messrs. Ogilvie, Oldaker and Westreich.

Classification of Board

Pursuant to our bylaws, we have a classified Board which is divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. Each class is required to have approximately the same number of directors. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the Company and may maintain the incumbency of directors. In addition, under our bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote.

Independent Directors

Our common stock is listed on the NYSE MKT. As such, we are subject to the NYSE MKT’S director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a "material relationship" with Neuralstem that would compromise his or her independence from management or would cause him or her to fail to meet the NYSE MKT’s specific independence criteria. When assessing the "materiality" of a director's relationship with Neuralstem, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NYSE MKT’S director independence standards and it does not compromise a director's independence from management.

Applying the NYSE MKT’s standards, the Board has determined that Messrs Ogilvie, Oldaker and Westreich and Dr. Sohn are each “independent” as that term is defined by the NYSE MKT’s. None of the independent directors are up for re-election at the Annual Meeting.

Communications with Directors

We have adopted a formal process for shareholder communications with our independent directors. The policy, which is available on our website, www.neuralstem.com in the corporate governance section is as follows:

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Neuralstem, Inc., 20271 Goldenrod Lane, 2nd Floor, Germantown, MD 20876.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Corporate Governance Guidelines and Code of Ethics

We have adopted Corporate Governance Guidelines that are intended to ensure that our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. The Corporate Governance Guidelines are intended to align the interests of directors and management with those of our shareholders and establish practices for the Board with regard to its oversight of the Company. Under our guidelines, the Board annually conducts a self-evaluation to assess adherence to the Corporate Governance Guidelines and identify opportunities to improve Board performance. A copy of our codes can be viewed on our website at www.neuralstem.com.

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In addition to our Corporate Governance Guidelines, we have adopted several guidelines intended to promote the honest and ethical conduct of our officers, directors, employees and consultants. They include, our "Code of Ethics” that applies to our officer, directors and employees and our “Finance Code of Professional Conduct” that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and any persons who participate in our financial reporting process. A copy of our codes can be viewed on our website at www.neuralstem.com.

The codes incorporate our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The codes also incorporate our expectations of our officers, directors and employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the codes incorporate guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; reporting violations; and maintaining accountability for adherence to the codes.

We intend to disclose future amendments to certain provisions of our codes, or waivers of such provisions on our web site within four business days following the date of such amendment or waiver.

Committees

We have established 3 corporate governance committees comprising of the: (i) Audit Committee; (ii) Compensation Committee; and (iii) Governance and Nominating Committee. The committee membership and the function of each of the committees are described below. Each committee is governed by written committee charters. We periodically review such charters and may amend or update the process and procedures contained therein. In the event of such amendment or update, we will promptly post our revised charter on our website. A copy of each respective committee’s charter can be viewed on our website at www.neuralstem.com.

The table below identifies the Board’s standing committees and committee membership:

Director	Independent	Audit Committee	Governance and Nominating Committee	Compensation Committee
William Oldaker	Yes	Chair	Member	Member
Scott Ogilvie	Yes	Member	Member	Chair
Stanley Westreich	Yes	Member	Chair	Member
Dr. Catherine Angell Sohn(1)	Yes	Member	Member	—

(1)	Joined respective committees in January of 2014. For purposes of the discussions regarding committees and functions contained herein, we have included Dr. Sohn although she did not serve on any committees during 2013.

Each member of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee is considered independent under NYSE MKT listing criteria.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Messrs Ogilvie, Oldaker, Westreich and Dr. Sohn. The Audit Committee assists our Board in fulfilling its responsibility for the oversight of the quality and integrity of our accounting, auditing, and reporting practices, and such other duties as directed by the Board. The committee's purpose is to oversee our accounting and financial reporting processes, the audits of our financial statements, the qualifications of our public accounting firm engaged by us as our independent auditor to prepare or issue an audit report on our financial statements, and the performance of our internal audit function and independent auditor. The committee reviews and assesses the qualitative aspects of financial reporting to shareholders, our processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The committee is directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of our independent auditor.

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During 2013, our Audit Committee held 4 meetings and acted by written consent [*] times. The Board has determined that Messrs Ogilvie, Oldaker and Westreich are “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Governance and Nominating Committee

The Governance and Nominating Committee reviews and evaluates the effectiveness of our executive development and succession planning processes, as well as provides active leadership and oversight of these processes, and oversight of our corporate governance policies. The Governance and Nominating Committee also evaluates and recommends nominees for membership on our Board of directors and its committees. Messrs. Ogilvie, Westreich, Oldaker and Dr. Sohn are the members of the Nomination Committee. During 2013, our Nomination and Corporate Governance Committee held [*] meetings and acted by written consent [*] times.

The Governance and Nominating Committee evaluates candidates for the Board on the basis of the process and standards set forth in its charter. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. The Governance and Nominating Committee will consider nominees recommended by our stockholders. For additional information regarding the process for nominee submission and selection, see the “Consideration of Director Nominees” on page 13 of this proxy statement.

Compensation Committee

The Compensation Committee's role is to discharge our Board’s responsibilities relating to compensation of our executives and to oversee and advise the Board on the adoption of policies that govern our compensation and benefit programs. Messrs. Ogilvie, Oldaker, Westreich and Dr. Sohn are members of the Compensation Committee. During 2013 Compensation Committee held [*] meetings and acted by written consent [*] times.

Compensation Committee Interlocks and Insider Participation

During 2013, Messrs. Ogilvie, Westreich and Oldaker served on the Compensation Committee. None of the members of the Compensation Committee has been an officer or employee of Neuralstem. None of our executive officers serves on the Board or compensation committee of a company that has an executive officer that serves on our Board or the Compensation Committee.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. At present, the positions of Chairman and Chief Executive Officer are held by different individuals.  This structure makes the best use of the Chief Executive Officer's and Chairman’s respective knowledge of the Company, its business and its industry, as well as fostering greater communication between the Company's management and the Board.

Risk Oversight

The Company has a risk management program overseen by the Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committees. The Board regularly reviews information regarding the Company's liquidity and operations, as well as the risks associated with each, and annually reviews the Company's risk management program as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The policy of our Governance and Nominating Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. In evaluating such recommendations, the Governance and Nominating Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by the Governance and Nominating Committee should include the candidate’s (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (v) a written indication of the candidate’s willingness to serve on the Board, (vi) any other information required to be provided under securities laws and regulations, and (vii) a written indication to provide such other information as the Governance and Nominating Committee may reasonably request. There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

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Neuralstem, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane

Germantown, Maryland 20876

Fax: 301-560-6634

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions 27”— What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 7 of this proxy statement.

Director Qualifications

Our Governance and Nominating Committee will evaluate and recommend candidates for membership on the Board consistent with criteria it establishes. While the Board has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, due to the nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

Although the Board has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess, when considering a potential non-incumbent candidate, the Governance and Nominating Committee will factor into its determination the following qualities of a candidate: educational background, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, and ability to represent the best interests of our stockholders.

The Board is composed of a diverse group of individuals who have gained experience over their respective careers in strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Most of our directors also have experience serving on boards of directors and board committees of other public and private companies, which provides an understanding of different business processes, challenges, and strategies. Some of our directors also have experience with regard to the protection of intellectual property and litigation strategy as well as with the development of our core technologies.

The Governance and Nominating Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Identification and Evaluation of Nominees for Directors

Our Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Governance and Nominating Committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including the use of third parties to review candidates.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2013:

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Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late

Stanley Westreich	Form 4 --- 2 filed late	3
	Form 5 --- 1 filed late

Scott Ogilvie	Form 4 --- 1 filed late	2
	Form 5 --- 1 filed late

William Oldaker	Form 4 --- 2 filed late	3
	Form 5 --- 1 filed late

I. Richard Garr	Form 4 --- 2 filed late	2

Karl Johe	Form 4 --- 2 filed late	2

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Procedure

We review all known relationships and transactions in which Neuralstem and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether Neuralstem or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Neuralstem and our stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between Neuralstem and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2013.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this proxy statement entitled “Director Compensation” and “Executive Compensation.”

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Information regarding disclosure of compensation to a director is included in the Section of this proxy statement entitled “Director Compensation.”

Information regarding the identification of each independent director is included in the Section of this proxy statement entitled “Director, and Executive Officers -- Independent Directors.”

•	In January of 2014, the Compensation Committee modified certain options previously granted to Dr. Karl Johe to remove a provision with regard to the number of shares into which 2,500,000 previously granted options are exercisable into. Such condition subjected the number of shares into which the option was exercisable to an adjustment providing for the reduction (but not increase) if the closing price of the Company’s common stock on the day of exercise is above $5.00. The reduction applied to the number of shares of common stock underlying the options being exercised by a fraction of which the numerator was $5.00 and the denominator is the closing price of the Company’s common stock on the day of exercise, subject to further adjustment as provided for in the 2010 Equity Compensation Plan. The transaction was disclosed in our Current Report on Form 8-K which was filed on January 31, 2014.

DIRECTOR COMPENSATION

Board Compensation Arrangements

Our director compensation program is designed to enable continued attraction and retention of highly qualified directors by ensuring that director compensation is in line with peer companies competing for director talent, and is designed to address the time, effort, expertise, and accountability required of active board membership. In general, we believe that annual compensation for non-employee directors should consist of both a cash component, designed to compensate members for their service on the Board and its committees, and an equity component, designed to align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the Board.

Our Compensation Committee has adopted a formal non-employee director compensation plan to assist us in attracting and retaining qualified directors.   The following are the terms of our Director Compensation Plan pursuant to which non-employee directors are compensated:

Securities

First Year Grant.  Upon joining the Board, individual receive a restricted stock grant or restricted stock unit grant equal to 25,000 common shares. The grant vests as follows: (i) 12,500 vest on the one month anniversary of joining the Board; and (ii) 12,500 vest quarterly over a one year period commencing on the date such director joins the Board.

Annual Grant.  Each eligible director is granted annually, at the directors’ election, either options purchase 20,000 shares of common stock or the equivalent value of restricted shares or restricted stock units. These Annual Grants vest quarterly commencing on the grant date.

Committee Grant.  Each director receives, at their election, either options to purchase an additional 5,000 shares of common stock or the equivalent value of restricted shares or restricted stock units for each committee on which he or she serves. These Committee Grants vest quarterly commencing on the grant date.

The exercise price for the options granted to non-employee directors is the market price of the stock on each applicable grant date. With regard to options, the options expire 7 years from the grant date. The option, restricted stock or restricted stock units are granted pursuant to our incentive stock option plans. All restricted stock grants and restricted stock units contain restrictions with regard to the resale of the shares.

Cash Compensation

Board Retention Amount.  Each director receives a $20,000 annual board retainer. The retainer is payable in quarterly installments.

Committee Retainer.  Each director serving on a committee receives an additional $5,000 per committee on which he or she serves.

Meeting Fees.  Each director receives a meeting fee equal to: (i) $1,500 for in person attendance, and (ii) $750 for telephonic attendance.

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Board Compensation for 2013

The following table summarizes compensation paid to non-employee directors during 2013.

Name		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)		(b)	(c)	(d) (2)	(e)	(f)	(g)	(h)
William Oldaker
Independent Director	(1)	$38,111	-	12,187	-	-	-	$50,297
Audit Committee	(1)	$7,840	-	3,047	-	-	-	$10,887
Compensation Committee	(1)	$7,840	-	3,047	-	-	-	$10,887
Nomination Committee	(1)	$7,840	-	3,047	-	-	-	$10,887

Scott Ogilvie
Independent Director		$26,000	-	12,187	-	-	-	$38,187
Audit Committee		$5,000	-	3,047	-	-	-	$8,047
Compensation Committee		$5,000	-	3,047	-	-	-	$8,047
Nomination Committee		$5,000	-	3,047	-	-	-	$8,047

Stanley Westriech
Independent Director	(1)	$37,361	-	12,187	-	-	-	$49,547
Audit Committee	(1)	$7,840	-	3,047	-	-	-	$10,887
Compensation Committee	(1)	$7,840	-	3,047	-	-	-	$10,887
Nomination Committee	(1)	$7,840	-	3,047	-	-	-	$10,887

(1)	On April 1, 2013, we issued to each of Messrs. Westreich and Oldaker options to purchase 57,440 common shares in lieu of their cash retainer fees for the board service for the period of April 2013 through March 2014. The options were issued contingent on shareholder approval to increase the authorized number of shares under our 2010 Stock Plan. Such sharehold approval was received on June 21, 2013 and this is deemed to be the grant date in accordance with FASB ASC 718. The options have an exercise price of $1.13, a grant date fair value of $0.96, a term of seven (7) years and vest quarterly over the grant year. In addtion, these amounts include meeting attendance fees earned and paid in (expected to be paid in) cash.

(2)	On April 1, 2013, pursuant our adopted outside director compensation plan, we awarded each of Messrs. Oldaker, Ogilvie and Westreich options to purchase 35,000 common shares (20,000 of which relate to each member’s respective annual retainer and 5,000 for each committee on which they respectively serve) for the board year from April 2013 through March 2014. The options were issued pursuant to our 2007 Stock Plan. The options have an exercise price of $1.13, a grant date fair value of $0.61, a term of seven (7) years and vest quarterly over the Board year.

COMPENSATION COMMITTEE REPORT

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained within this Proxy Statement with management and, based on such review and discussions, our Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2013.

Submitted on April [*], 2014 by the members of the Compensation Committee of the Board of Directors:

Stanley Westreich	Compensation Committee Member

Scott Ogilvie	Compensation Committee Chair

William Oldaker	Compensation Committee Member

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the material components of our executive compensation program for:

•	Dr. Karl Johe, our Chairman of the Board and Chief Scientific Officer; and

•	Richard Garr, our President, Chief Executive Officer, Chief Financial Officer and General Counsel (our “CEO” and “CFO”).

We refer to these executives collectively in this Compensation Discussion and Analysis and the related compensation tables as the “Named Executive Officers.”

Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each element of compensation that we provide. In addition, we explain how and why the Compensation Committee of the Board (the “Compensation Committee”) arrived at the specific compensation policies and decisions involving our executives during 2013.

Executive Summary

Our executive compensation program is relatively straightforward and does not materially change from year to year. At the core of our executive compensation philosophy is a strong “pay-for-performance” structure that links a significant portion of each executive’s compensation to both corporate and individual performance. At the same time, the Compensation Committee has structured our executive compensation program to ensure that our executives and other members of senior management are compensated in a manner consistent with stockholder interests and competitive practices. The following table sets forth a summary of the primary components of our executive compensation program and the actions taken in 2013:

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Compensation Component	Description	Actions and Decisions in 2013

Base Salary	Provides an annual fixed level of cash compensation.	No increase in the base salary of any Named Executive Officer during 2013.

Annual Incentive Awards	Discretionary performance-based award to recognize achievement of corporate and individual objectives set by Compensation Committee for the year.	Target award opportunities were consistent with prior year target awards. Based on individual performance and that of the Company, the Compensation Committee made awarded 100% of target awards to our named executive officers.

Long-Term Equity Incentive Awards

Grants of stock options and restricted stock awards and restricted stock units to align executives’ interests with stockholder interests.

Size of awards corresponds to executive’s position and responsibilities.

Grants were made effective March 28, 2013 and were consistent with our compensation policy. Additionally, in March of 2013, we made Long-Term Equity Incentive Awards. The value of these awards have been included in the executive compensation table.

Size of the long-term incentive awards in a given year is determined by the overall performance of the Company and each individual executive’s performance.

Benefits and Perquisites

Benefit programs offered to all employees, including executives, include comprehensive medical, dental, and vision insurance,

The Company does not offer any pension plans or other retirement benefits

Executives receive limited perquisites consisting of an automobile allowance and limited tax preparation services.

No changes to benefits offered to employees, including executives, in 2013.

Severance and Change-in-Control Arrangements	The Company maintains employment agreements with certain executives that generally provide for severance payments and/or certain benefits in the event of a termination of employment or change in control.	On July 25, 2012, we renewed the employment contracts of: (i) Mr. I. Richard Garr, the Company’s CEO, interim CFO and general counsel, and (ii) Dr. Karl Johe, the Company’s Chief Scientific Officer. The renewals extend the current employment agreements of Mr. Garr, Dr. and Dr. Johe for an additional period which expires on October 31, 2017.

Executive Compensation Philosophy and Objectives

Our executive compensation program impacts all of our employees by establishing a general framework for compensation and creating a work environment focused on expectations, goals, and rewards. Because the performance of every employee is important to the overall success of the Company, our Board is mindful of the impact that our executive compensation program has on all of our employees. In considering our executive compensation policies and practices, our Board balances the needs to conserve cash and minimize stockholder dilution against the requirements to attract, retain, and motivate our executives and other employees while fostering an innovative and entrepreneurial corporate culture. Our Board strives to act in the long-term best interests of the Company and its stockholders, as well as ensure that the components of compensation do not, individually or in the aggregate, encourage excessive risk-taking.

Compensation-Setting Process

Role of the Board and Compensation Committee

The Compensation Committee is responsible for overseeing, determining, and approving the compensation of our CEO and other executives, including the other Named Executive Officers. From time to time during the year, the Compensation Committee will review the compensation of our CEO and other executives, determine whether to make any adjustments to their base salaries, determine whether an annual incentive award was earned for the last completed fiscal year based on its assessment of the Company and individual performance for that period and, if so, the amount of any such bonuses, and determine whether to make equity awards based on Company and individual performance.

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As described below, the Compensation Committee gives considerable weight to our CEO’s performance evaluation of the other executives because of his direct knowledge of each executive’s performance and contributions. The Compensation Committee conducts an annual review of our executives’ compensation and considers adjustments in executive compensation levels to ensure alignment with our compensation strategy and competitive market practices. During this process, the Compensation Committee is also mindful of the results of the shareholder’s Advisory Vote on Executive Compensation during the most recent vote and although not binding, is considered in the compensation setting process.

Role of Senior Management

The Compensation Committee typically seeks the input of our CEO when discussing the performance of and compensation for our other executives, including the other Named Executive Officers. In this regard, at the request of the Compensation Committee our CEO reviews the performance of the other executives, including the other Named Executive Officers, annually and presents to the Compensation Committee his conclusions and recommendations as to their compensation, including base salary adjustments, annual incentive awards, and long-term equity incentive awards. The Compensation Committee then uses these recommendations as one factor in its deliberations to determine the compensation of our executives.

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our executive compensation program and related policies and practices. In 2013, the Compensation Committee consulted with Radford, an Aon Hewitt Company and a national compensation consulting firm, with regard to our executive compensation program. Radford was engaged to provide the Compensation Committee with information, recommendations, and other advice relating to executive compensation on an ongoing basis. Radford serves at the discretion of the Compensation Committee and provides no other services to the Company.

Competitive Positioning

In making compensation decisions, the Compensation Committee reviews independent survey data, such as the Radford Global Life Sciences compensation survey, as well as publicly-available data from companies with which we compete for executive talent. The companies chosen for comparison may differ from one executive to the next depending on the scope and nature of the business for which the particular executive is responsible.

Although the compensation data from comparable companies is useful comparative information, the Compensation Committee does not require that the compensation components of individual executives bear any particular relationship to the compensation of executives of similar positions of those comparable companies. In development-focused companies within the biopharmaceutical industry, many traditional measures of corporate performance, such as earnings-per-share or sales growth, may not readily apply in reviewing the performance of executives. Because of the Company’s current stage of development, the Compensation Committee evaluates other indications of performance, including progress towards the Company’s research and development programs and corporate development activities, as well as the Company’s success in securing capital sufficient to enable the Company to continue research and development activities, in its decision-making process.

Say-on-Pay

At our 2011 Annual Meeting of Stockholders held on December 7, 2011, we submitted two proposals to our stockholders regarding our executive compensation practices.

The first was an advisory vote on the 2010 compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). At our 2011 annual meeting, excluding broker non-votes, approximately 13,402,124 shares cast votes with regard to the say-on-pay proposal. Of those, 12,398,874 or approximately 93%, of the shares approved the compensation of named executive officers. We believe that the outcome of our say-on-pay vote signals our stockholders’ support of our compensation approach, specifically our efforts to retain and motivate our named executive officers. In light of this stockholder support, the Compensation Committee determined not to change its approach to compensation. However, even though stockholders demonstrated overwhelming support for our compensation approach in 2011, the Compensation Committee annually reevaluates our compensation practices to determine how they might be improved. The Compensation Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers.

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The second proposal was a vote on the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (commonly known as a “say-when-on-pay” vote). The frequency of once every three years received the highest number of votes cast, as well as a majority of the votes cast. Based on these results, our Board of Directors determined that we would hold our next say-on-pay votes at the 2014 Annual Meeting.

Executive Compensation Program Components

The compensation of our executives, including the Named Executive Officers, consists of base salary, an annual incentive award opportunity, long-term equity compensation (in the form of stock options, restricted stock units, or restricted stock), and benefits and perquisites. Of these components, only base salary is fixed while the other components are variable based on the performance of both the Company and the individual executive.

Base Salary

We use base salary to provide a minimum amount of financial certainty and security to our executives on an ongoing basis. The Compensation Committee annually evaluates the base salaries for all of our employees, including our executives. If necessary, adjustments are made to reflect changes in job responsibilities and market conditions. At the discretion of the Compensation Committee, these adjustments can be made on a retroactive basis if warranted.

When establishing or reviewing base salaries for each executive, the Compensation Committee considers numerous factors, including the qualifications of the executive, his or her level of relevant experience, the nature and responsibility of the position, strategic goals for which the executive has responsibility, Company and individual performance, salary norms for persons in comparable positions at comparable companies, the competitiveness of the market for the executive’s services, and industry compensation levels.

During 2013, the Compensation Committee reviewed the base salaries of our executives, including the Named Executive Officers, and determined not to make any adjustments. The base salaries paid to the Named Executive Officers during 2013 are set forth in the section entitled “Summary Compensation Table” below.

Annual Incentive Awards

We use annual incentive awards to motivate our executives to achieve our short-term objectives while making progress towards our longer-term goals. Each year, the Compensation Committee establishes an annual incentive award plan for our executives, which provides for annual cash incentive awards based on our actual level of achievement as measured against one or more pre-established corporate objectives as well as the achievement of individual performance objectives. By using an appropriate amount of performance-based compensation, we believe our annual incentive award plan creates a direct link between executive compensation and our performance to provide further motivation for our executives to implement strategic initiatives.

Each employee, including each executive, is given target annual incentive award opportunity, which is expressed as a percentage of the employee’s base salary. This percentage varies by rank within the Company and is competitive with market practices. In the case of the Named Executive Officers, their target annual incentive award opportunities for 2013 were as follows:

Named Executive Officer	2013 Annual Incentive Award Opportunity (as a percentage of base salary)
Dr. Johe	60%
Mr. Garr	60%

Each executive’s annual incentive award is determined by taking into account corporate and individual performance. There are no guaranteed minimum payouts and awards. Also, at the discretion of the Compensation Committee, individuals may receive awards above the target level of each respective Named Executive Officer. Awards may be made in cash or equity (RSUs, shares or Options) at the discretion of the executive. Awards are made on a discretionary basis by the Compensation Committee after subjectively evaluating the corporate and individual performance achieved by our Named Executive Officers for the year. Individual performance for each executive is based on our CEO’s assessment of the executive’s performance for the year which is then provided to the Compensation Committee. While our CEO reviews the performance of our other executives, our Board conducts an independent assessment of our CEO’s performance which is submitted to the Compensation Committee for its use.

Annual incentive award opportunities for our Named Executive Officers remained unchanged for 2014 and are as follows:

Named Executive Officer	2014 Annual Incentive Award Opportunity (as a percentage of base salary)
Dr. Johe	60%
Mr. Garr	60%

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Award Decisions and Analysis

For 2013, the Compensation Committee determined the amount of the annual incentive awards to be paid to our executives, including the Named Executive Officers, by consultation with our CEO with respect to the Named Executive Officers other than himself and evaluated our performance and the level of achievement of both corporate and individual goals for the year. Following this review, the Compensation Committee decided to award discretionary annual incentive awards, which were calculated using each executive’s annual base salary as of January 1, 2013. In the case of the Named Executive Officers, the annual incentive awards for 2013 were as follows:

Named Executive Officer	2013 Base Salary	Target Annual Incentive Award Opportunity (as a percentage of base salary)	Percentage of Target Incentive Opportunity	Annual Incentive Award
Dr. Johe	$422,100	60%	100%	$253,260	(1)
Mr. Garr	$407,000	60%	100%	$244,200	(1)

(1)        Dr Johe’s and Mr. Garr’s annual incentive awards were paid entirely in cash.

Long Term Equity Incentive Awards

We use long term equity awards to incent, reward and retain our executives, including the Named Executive Officers, for long-term corporate performance and, thereby, to align the interests of our executives with those of our stockholders. These equity awards have been granted in the form of stock options to purchase shares of our common stock, restricted stock grants and restricted stock unit awards. We believe that stock options, when granted with exercise prices equal to the fair market value of our common stock on the date of grant, provide an appropriate long-term incentive for our executives, since the stock options reward them only to the extent that our stock price grows and stockholders realize value. In addition, we believe that restricted stock grants and restricted stock unit awards serve as an effective retention tool while also motivating our executives to work toward corporate objectives that provide a meaningful return to our stockholders.

The Compensation Committee determines the size of each executive’s long-term equity awards according to his or her position within the Company, competitive market practices and sets a level it considers appropriate to create an opportunity for reward predicated on increasing stockholder value. Other factors include long-term incentives previously granted, the amount of actual versus theoretical equity value per year that has been derived to date by the executive, and the current actual value of the unvested equity awards for the executive. The relative weight given to each of these factors can vary among executives in the Compensation Committee’s discretion. There is no set formula for the granting of long-term equity awards to individual executives.

In connection with their employment during 2013, the following awards have been granted:

Named Executive Officer	2013 Base Salary	Target Long Term Equity Incentive Award (as a percentage of base salary)	Percentage of Target Awarded	Annual Incentive Award
Dr. Johe	$422,100	100%	100%	$422,100
Mr. Garr	$407,000	100%	100%	$407,000

Each named executives 2013 Long Term Equity Incentive Award was as follows:

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Name	Common Stock Options
Karl Johe, Ph.D	200,324
Richard Garr	193,158

These awards were granted pursuant to our equity compensation plans and are subject to certain vesting conditions. In determining the amount of these awards, the Compensation Committee took into consideration the factors described above, as well as internal equity and current market practices. The number of shares of our common stock to be awarded under option was determined by dividing the Black-Sholes value of a stock option for a single share by the value of the executives’ stock option pool. The awards vest  1/12 per quarter over three years commencing on the grant date based on each respective Named Executive Officer’s continued employment with the Company. The long-term equity awards granted to the Named Executive Officers as compensation for 2013 are set forth in the Summary Compensation Table below. Long term Equity Awards for 2014 are as follows:

Named Executive Officer	Target Long Term Equity Incentive Award (as a percentage of 2014 base salary)
Dr. Johe	100%
Mr. Garr	100%

Benefits and Perquisites

We provide other medical benefits to our executives, including the Named Executive Officers, on the same basis as all of our full-time employees. These benefits include medical, dental, prescription and vision insurance. These benefits are provided to our executives on the same general terms as to all of our full-time employees in the country in which they are resident.

We provide a limited number of perquisites to our executives to assist them in the performance of their duties, to make them more efficient and effective, and for recruitment and retention purposes. Perquisites provided to the Named Executive Officers during 2012 included an automobile allowance and limited tax preparation services as described in the Summary Compensation Table below.

Employment Agreements

We have employment agreements with each of the Named Executive Officers setting forth the terms and conditions of their employment. Each of these arrangements was approved on our behalf by the Board. For a summary of the material terms and conditions of employment for the Named Executive Officers, see “Employment Agreements and Arrangements and Change-In-Control Arrangements” below.

In retaining our executives, we recognized that it would be necessary to recruit and retain individuals with the requisite experience and skills to manage a dynamic, growing business. In addition, we recognized that a competitive compensation package would have to contain a financial inducement sufficient to motivate the candidate to accept an employment offer over any competing offers. Accordingly, we have sought to develop competitive compensation packages to attract qualified candidates who could fill our most critical positions. At the same time, we have been sensitive to the need to maintain an equitable executive compensation structure, balancing both competitive and internal considerations.

Post-Employment Compensation

Except as contained in the employment agreements, if any, for our Named Executive Officers, we do not have any agreements or other arrangements with any of our executives that provide for payments or benefits in the event of a termination of employment or in connection with a change in control of the Company. For a summary of such terms and conditions, see “Employment Agreements and Arrangements and Change-In-Control Arrangements” below.

Summary Compensation Table

The following table includes information concerning compensation for the years ended December 31, 2013, 2012 and 2011 to our Named Executive Officers.

Name and Principal Position	Year	Salary	Bonus		Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	($) (c)	($) (d)		($) (e)	($) (f) (2)		($) (g)	($) (h)	($) (i) (1)	($) (j)
I. Richard Garr	2013	$407,000	244,200			407,000	(3)			6,000	$1,064,200
Chief Executive, President,	2012	$407,000	195,360	(5)	-	407,000	(4)	-	-	6,000	$1,015,360
General Counsel ("PEO")	2011	$407,000	73,260		-	512,820		-	-	6,000	$999,080

Karl Johe
Chief Scientific Officer	2013	$422,100	253,260			2,283,700	(6)			6,000	$2,965,060
	2012	$422,100	253,260		-	1,819,622	(7)	-	-	6,000	$2,500,982
	2011	$422,100	253,260		-	422,100		-	-	6,000	$1,103,460

(1)	Includes automobile allowance, perquisites and other personal benefits.

(2)	For additional information regarding the valuation of Option Awards, refer to Note 3 of our financial statements in the section captioned "Stock Options" contained in our Annual Report filed on Form 10-K with the SEC on March 10, 2014.

(3)	Represents options awarded as a Long-Term incentive on January 28, 2014. The Long-Term incentive options have a strike price of $3.22, vest quarterly over a three-year period and expire January 28, 2024.

(4)	Represents options awarded as a Long-Term incentive on March 28, 2013. The Long-Term incentive options have a strike price of $1.12, vest quarterly over a three-year period and expire March 28, 2023.

(5)	Includes $87,912 of Short-Term Incentive Award awarded to Mr. Garr on March 28, 2013 that Mr. Garr chose to have awarded in stock options in lieu of cash. The options are fully vested on grant date and allow for the purchase of 129,327 common stock shares at an exercise price of $1.12. The options expire on March 28, 2023.

(6)	Includes $1,861,600 representing the contingent portion of the 5,000,000 option award initially granted to Mr. Johe on July 24, 2012 in conjunction with the extension of his employment contract with the Company (as discussed in Note 7). These 2,000,000 options were granted contingent on shareholder approval and such approval was obtained on June 21, 2013; this is the grant date for accounting purposes in accordance with ASC 718. Note that in addition to this contingency, these 2,000,000 options also contained a variability clause whereby the number of shares to which the shares were exercisable is subject to reduction based on the price of the Company's common stock on the date of exercise. On January 28, 2014 the company modified these options to remove the variability clause. The value related to this modification is not reflected in this table. The remaining $422,100 of compensation relates to options awarded as Long-Term incentive on January 28, 2014. The Long-Term incentive options have a strike price of $3.22, vest quarterly over a three-year period and expire January 28, 2024.

(7)	In connection with the extension of Dr. Johe employment contract, we awarded Dr. Johe options to purchase 5,000,000 common shares. 2,000,000 of the options are contingent on shareholder actions. $1,397,522 of the compensation in this item represents that value of the 3,000,000 options that are not contingent on shareholder approval. The compensation for the remaining 2,000,000 options will be reflected in the period that the shareholder approval condition is met. The remaining $422,100 of compensation relates to options awarded as Long-Term incentive on March 28, 2013. The Long-Term incentive options have a strike price of $1.12, vest quarterly over a three-year period and expire March 28, 2023.

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Grants of Plan-Based Awards for 2013

The following table sets forth information with respect to the stock options and restricted stock awards granted during the year ended December 31, 2013 to each of the Named Executive Officers as listed in the Summary Compensation Table shown under the caption “Executive Compensation Tables.”

				Estimated future payouts under non- equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: number of shares of stock or	All other option awards: number of securities underlying	Exercise or base price of option	Grant date fair value of stock
		Grant		Threshhold	Target	Maximum	Threshhold	Target	Maximum	units	options	awards	and option
Name		date	Accounting	($)	($)	($)	($)	($)	($)	(#)	(#)	($/sh)	awards
(a)		(b)	grant date	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
I. Richard Garr	(1)	3/28/2013						195,360	-	-	-	$1.12	$87,912
	(2)	3/28/2013						571,033	-	-	-	$1.12	$407,000
Karl Johe	(3)	3/28/2013							-	-	-	$-	$-
	(4)	3/28/2013						592,219	-	-	-	$1.12	$422,100
	(5)	7/24/2012	6/21/2013					2,000,000	-	-	-	$0.92	$1,861,600

(1)	Represents the Short-Term Incentive award to Mr. Garr in connection with his employment in 2012, vests immediately on grant and expires March 28, 2023. The award represents 80% of the target award approved by the Compensation Committee.
(2)	Represents the Short-Term Incentive award to Mr. Johe in connection with his employment in 2012, vests immediately on grant and expires March 28, 2023. The award represents 100% of the target award approved by the Compensation Committee.
(3)	Represents the Long-Term Incentive award to Mr. Garr, vests quarterly over a three year period and expires on March 28, 2013. The award represents 100% of the target award approved by the Compensation Committee.
(4)	Represents the Long-Term Incentive award to Mr. Johe, vests quarterly over a three year period and expires on March 28, 2013. The award represents 100% of the target award approved by the Compensation Committee.
(5)	Represents the contingent portion of the 5,000,000 option award initially granted to Mr. Johe on July 24, 2012 in conjunction with the extension of his employment contract with the Company. These 2,000,000 options were granted contingent on shareholder approval and such approval was obtained on June 21, 2013; this is the grant date for accounting purposes in accordance with ASC 718. Note that in addition to this contingency, these 2,000,000 options also contained a variability clause whereby the number of shares to which the shares were exercisable is subject to reduction based on the price of the Company's common stock on the date of exercise. On January 28, 2014 the company modified these options to remove the variability clause. The value related to this modification is not reflected in this table.

Employment Agreements and Arrangements and Change-In-Control Arrangements

Employment Agreement with I. Richard Garr

We have a written employment agreement with Mr. Garr, our Chief Executive Officer, Interim Chief Financial Officer and General Counsel. Pursuant to the agreement, as in effective, Mr. Garr is entitled to an annual salary of $407,000 paid monthly of which $30,000 is paid in connection with Mr. Garr’s duties as general counsel.   In addition, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee. For 2013, Mr. Garr’s target levels for annual incentive bonus and long term equity compensation were: (i) 60%, and (ii) 100%, of Mr. Garr’s 2013 base salary, respectively. For 2014, Mr. Garr’s target bonus levels for annual incentive and long term equity compensation bonuses are: (i) 60%, and (ii) 100%, of 2014 base salary, respectively. Mr. Garr’s employment agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. Mr. Garr’s employment agreement terminates on October 31, 2017.

Mr. Garr’s employment agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Garr is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Garr during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

Officer	Severance(1)	Accelerated Vesting of Awards(2)	Total
I Richard Garr	$1,648,303	$1,349,789	$2,998,092

(1)	Assumes termination at December 31, 2013.
(2)	Derived from the intrinsic value of the stock options as of December 31, 2013 using a the closing price on such date as quoted on the NYSE MKT of $ 2.91 for the Company’s common stock.

Mr. Garr’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with Karl Johe, Ph.D.

We have a written employment agreement with Dr. Johe, our Chief Scientific Officer. Pursuant to the agreement, as in effective, Dr. Johe is entitled to an annual salary of $422,100 paid monthly. In additional, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee. For 2013, Dr. Johe’s target levels for annual incentive bonus and long term equity compensation were: (i) 60%, and (ii) 100%, of Dr. Johe’s 2013 base salary, respectively. For 2014, Dr. Johe’s target bonus levels for annual incentive and long term equity compensation bonuses are: (i) 60%, and (ii) 100%, of 2014 base salary, respectively. Dr. Johe’s employment agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. Dr. Johe’s employment agreement terminates on October 31, 2017.

Mr. Johe’s employment agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Johe is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Johe during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

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Officer	Severance(1)	Accelerated Vesting of Awards(2)	Total
Dr. Karl Johe	$1,722,148	$9,427,069	$11,149,217

(1)	Assumes termination at December 31, 2013.
(2)	Derived from the intrinsic value of the stock options as of December 31, 2013 using a the closing price on such date as quoted on the NYSE MKT of $ 2.91 for the Company’s common stock.

Mr. Johe’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Outstanding Equity Awards Value at Fiscal Year-End

The following table includes information with respect to the value of all outstanding equity awards previously awarded to the Named Executive Officers as of December 31, 2013.

		Option Awards					Stock Awards
		Number of securities underlying unexercised options - exercisable	Number of securities underlying unexercised options - unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan award: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Name		(#)	(#)	(#)	($)		(#)	($)	(#)	(#)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
I. Richard Garr	(1)	1,200,000	-	-	$0.50	07/28/15	-	-	-	-
	(2)	2,100,000	-	-	$3.66	01/01/18	-	-	-	-
	(3)	263,147	-	-	$2.21	11/11/20	-	-	-	-
	(4)	732,980	320,428	-	$1.09	04/11/22	-	-	-	-
	(5)	272,085	428,275	-	$1.12	03/28/23	-	-	-	-

Karl Johe (6)	(7)	1,200,000	-	-	$0.50	07/28/15	-	-	-	-
	(8)	333,333	-	-	$3.01	10/31/15	-	-	-	-
	(9)	2,100,000	-	-	$3.66	01/01/18	-	-	-	-
	(10)	272,909	-	-	$2.21	11/11/20	-	-	-	-
	(11)	369,240	369,240	-	$1.09	04/11/22	-	-	-	-
	(12)	1,000,000	4,000,000	-	$0.92	07/25/22	-	-	-	-
	(13)	148,055	444,164	-	$1.12	03/28/13	-	-	-	-

(1)	On July 28, 2005, we granted our CEO an option to purchase 1,200,000 common shares. The option was granted pursuant our 2005 Stock Plan. The option vested annually over 4 years at a rate of 300,000 per year. The applicable vesting dates were July 28, 2006, 2007, 2008 and 2009. The only vesting condition was Mr. Garr’s continued employment.

(2)	On January 21, 2008, we granted our CEO an option to purchase 2,100,000 common shares. The grant had an effective date of January 1, 2008. The option was granted pursuant our 2007 Stock Plan. The option vested at a rate of 700,000 per 14 month period. The applicable vesting dated were February 28, 2009, April 30, 2010, and June 30, 2011. The only vesting condition was Mr. Garr’s continued employment.

(3)	On November 11, 2010, we granted our CEO an option to purchase 263,147 common shares. The award was granted pursuant our 2010 Stock Plan. The awards vested quarterly over three years effective November 11, 2010. The only vesting condition is Mr. Garr’s continued employment.

(4)	On April 11, 2012, we granted our CEO an option to purchase 1,053,407 common shares pursuant our 2010 Stock Plan. 412,552 options were vested on grant date. The additional 640,855 options vest quarterly over 3 years. The only vesting condition is Mr. Garr's continued employment.

(5)	On March 28, 2013, we granted our CEO options to purchase 129,327 common shares under our 2007 plan and 571,033 common shares under our 2010 Stock Plan. 129,327 options were vested on grant date. The additional 571,033 options vest quarterly over 3 years. The only vesting condition is Mr. Garr's continued employment.

(6)	Outstanding equity awards for Dr. Johe do not include warrants to purchase an aggregate of 3,000,000 common shares that were issued on June 5, 2007 as consideration for certain intellectual property.

(7)	On July 28, 2005, we granted our CSO an option to purchase 1,200,000 common shares. The option was granted pursuant our 2005 Stock Plan. The option vested annually over 4 years at a rate of 300,000 per year. The applicable vesting dates were July 28, 2006, 2007, 2008 and 2009. The only vesting condition was Dr. Johe’s continued employment.

(8)	On September 20, 2007, we granted our CSO an option to purchase an aggregate of 333,333 common shares at a price per share of $3.01 pursuant to our 2005 Stock Plan. The option vested on October 31, 2010.

(9)	On January 21, 2008, we granted our CSO an option to purchase 2,100,000 common shares. The grant has an effective date of January 1, 2008. The option was granted pursuant our 2007 Stock Plan. The option vests at a rate of 700,000 per 14 month period. The applicable vesting dates were February 28, 2009, April 30, 2010, and June 30, 2011. The only vesting condition was Dr. Johe’s continued employment.

(10)	On November 11, 2010, we granted our CSO an option to purchase 272,909 common shares. The award was granted pursuant our 2010 Stock Plan. The awards vested quarterly over three years effective November 11, 2010. The only vesting condition is Dr. Johe’s continued employment.

(11)	On April 11, 2012, we granted our CSO an option to purchase 738,479 common shares pursuant our 2010 Stock Plan. The award vests quartelry over three years. The only vesting condition is Dr. Johe's continued employment.

(12)	On July 25, 2012, we granted our CSO an option to purchase 5,000,000 common shares pursuant to our 2010 Stock Plan. The award was issued in connection with the renewal of Dr. Johe's employment contract. The option vests at a rate of 500,000 every six months over five years with the only vesting condition being Dr. Johe's continued employment. Additionally, the final 2,500,000 options to vest are also subject to an adjustment in number if exercised at a price greater than $5.00. This provision was amended and removed in January 2014.

(13)	On March 28, 2013, we granted our CSO on option to purchase 592,219 common shares pursuant our 2010 Stock Plan. The award vests quarterly over 3 years. The only vesting condition is Dr. Johe's continued employment.

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Option Exercises and Stock Vested in 2013

The following table includes certain information with respect to the options exercised and restricted stock awards vested by the Named Executive Officers during the year ended December 31, 2013.

	Option Awards		Stock Awards
	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Value realized on vesting
Name	(#)	($)	(#)	(#)
(a)	(b)	(c)	(d)	(e) (1)
I. Richard Garr	-	$-	46,041	$76,084
Karl Johe	-	$-	47,749	$78,906

(1)	The amounts presented herein are calculated using the intrinsic value of the RSU's on the date of vesting. The Company has determined that due to continuing restrictions on the stock underlying the vested RSU's there is no taxable event to the executive. The taxable event will be at the point the restrictions on the shares expire.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our equity compensation plans as of December 31, 2013.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Avearge Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders
2005 Stock Plan, as amended and restated	3,693,333	$1.20	-
2007 Stock Plan	6,026,819	$3.17	2,027
2010 Equity Compensation Plan	9,258,680	$1.06	4,693,332
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	18,978,832	$1.76	4,695,359

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the approximate aggregate fees billed to us or expected to be billed to us by our independent auditors, Stegman & Company, for our 2013 and 2012 fiscal years:

Type of Fees	2013	2012
Audit Fees
Stegman & Company	$118,714	$85,629

Audit Related Fees (1)	25,283	25,750

Tax Fees
Stegman & Company	7,800	6,500

All other Fees
Total Fees	$151,797	$117,879

(1) Fees associated with issuance of comfort letters

Pre-Approval of Independent Auditor Services and Fees

Our audit committee reviewed and pre-approved all audit and non-audit fees for services provided by Stegman & Company and has determined that the provision of such services to us during fiscal 2013 and in connection with the audit of our 2013 fiscal year financials is compatible with and did not impair independence. It is the practice of the audit committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the SEC. Stegman & Company did not provide us with any services, other than those listed above.

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AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

The Audit Committee (Committee) of the Board of Directors of Neuralstem is comprised entirely of independent directors who meet the independence requirements of the Company Guide of the NYSE MKT and the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on our website at www.neuralstem.com. To view the charter, select “Corporate Governance” under “Investor” section and then “Audit Committee” located in the Committee Charters section of such page.

The Committee oversees Neuralstem’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Neuralstem’s internal control over financial reporting. Neuralstem’s independent auditors are responsible for expressing an opinion as to the conformity of Neuralstem’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Neuralstem’s internal control over financial reporting.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Neuralstem’s Annual Report on Form 10-K for the year ended December 31, 2013. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Neuralstem’s Annual Report on Form 10-K for the year ended December 31, 2013.

Scott Ogilvie

William Oldaker

Stanley Westreich

Dr. Catherine Angell Sohn

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board currently consists of six members, four of which are “independent,” as that term is defined by NYSE MKT Rules. The Company’s Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office. The Company’s Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

At this year’s annual meeting, the terms of Mr. Richard Garr and Dr. Karl Johe expire. Two Directors will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2017. The Board has nominated Mr. Garr and Dr. Johe as Class III directors. Both Mr. Garr and Dr. Johe are currently directors of the Company. Mr. Garr also serves as our Chief Executive Officer, interim Chief Financial Officer and General Counsel. Dr. Johe serves as our Chief Scientific Officer as well as the Chairman of our board of directors. The candidates receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as Class III directors.

The sections titled “Directors and Executive Officers and Corporate Governance” on pages 9-14 of this proxy statement contain more information about the leadership skills and other experiences that caused the Governance and Nominating Committee and the board of directors to determine that these nominees should serve as directors of Neuralstem.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three Year Term Expiring at the

2017 Annual Meeting

Nominees for Term Expiring in 2017 (Class III)

The Governance and Nominating Committee recommended, and the Board of Directors nominated the following individuals to serve as Class III directors:

•	Richard Garr
•	Dr. Karl Johe

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Neuralstem. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the 2017 annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Required Vote

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of the Nominee to the Board of Directors

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PROPOSAL 2

RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF STEGMAN & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014

The Audit Committee has selected Stegman & Company as the independent registered public accounting firm for the fiscal year ending December 31, 2014. Stegman & Company has served as the Company’s independent registered public accounting firm since 2007. Representatives of Stegman & Company are expected to attend the Annual Meeting, either in person or telephonically, and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of Stegman & Company as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Stegman & Company to stockholders for ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Stegman & Company, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

The Company has been informed by Stegman & Company that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

Ratification of the appointment of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Stegman & Company.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

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PROPOSAL NUMBER 3

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Introduction

Our Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of our common stock from 150,000,000 shares to 300,000,000 shares, which will result in an increase of the total number of authorized shares of our capital stock from 157,000,000 shares to 307,000,000 shares.

Currently our Certificate of Incorporation authorizes an aggregate of 157,000,000 shares of capital stock, consisting of: (i) 150,000,000 shares of common stock, and (ii) 7,000,000 shares of “blank check” preferred stock. No shares of preferred stock are issued and outstanding and we are not proposing to increase the number of authorized preferred stock. The following chart summarizes the Company’s outstanding shares of common stock and rights convertible or exercisable as of March 31, 2014 (not giving effect to this Proposal Number 3 to increase the Company’s authorized capital by 150,000,000 shares):

Authorized Shares of Common Stock	Issued and Outstanding Shares of Common Stock	Reserved for Issuance Pursuant to Currently Outstanding Convertible Securities, Equity Incentive Plans, and Other Reserve	Authorized and Unreserved
150,000,000	86,688,613	44,462,359	18,849,028

No other changes to the Certificate of Incorporation have been approved or are being proposed by our Board of Directors. To effectuate the increase of number of authorized shares of our common stock, Article IV, of the Certificate of Incorporation is proposed to be amended as follows:

The corporation shall have authority to issue shares as follows:

300,000,000 shares of Common Stock, par value $0.01 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders.

7,000,000 shares of Preferred Stock, par value $0.01 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

29

Reasons for the Proposed Amendment

While we have no current plans to issue any shares that will be authorized if the increase is approved, we may use any of the increased shares at the time and in the manner approved by the Board of Directors, which may include raising capital through equity financing, executing strategic transactions or establishing collaborative relationships, acquiring businesses or assets and issuance of equity awards to employees. In addition, historically we have relied significantly on equity financing to fund our business operations and plan to do so in the future, therefore the increase of our authorized shares will provide us with the ability and flexibility to access capital when needed and available. We believe that if we do not obtain stockholder approval to increase the number of authorized shares of our common stock, our planned operations will be materially and adversely impacted.

Effects of Stockholder Approval of Increased Authorized Shares

If the proposed amendment is approved and adopted, the additional authorized shares of common stock may be issued from time to time by actions of our Board of Directors without further stockholder approval, except as required by law, regulatory authorities or the NYSE MKT corporate governance listing rules. The increase in authorized shares of common stock will not alter our current number of issued shares of common stock. The following table summarizes our capitalization before and after the proposed amendment:

	Current	As Amended
Common Shares
Issued and Outstanding	86,688,613	86,688,613
Reserved for Issuance Pursuant to Currently Outstanding Convertible Securities, Equity Incentive Plans, and Other Reserve	44,462,359	44,462,359
Authorized	150,000,000	300,000,000
Available for future issuances:

Preferred Shares
Issued and Outstanding	0	0
Authorized	7,000,000	7,000,000
Available for future issuances:	7,000,000	7,000,000

The relative rights and limitations of the shares of common stock will remain unchanged under this amendment. The additional share of common stock to be authorized by stockholder approval under this Proposal No. 3 would have the rights identical to the currently outstanding shares of our common stock. Our stockholders will not realize any dilution in their percentage of ownership of us or their voting rights as a result of the increase. However, issuances of significant numbers of additional shares of common stock in the future may dilute stockholders’ percentage ownership, and if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares. Under our Certificate of Incorporation, stockholders do not have preemptive rights to purchase additional securities that may be issued by us. This means that current stockholders do not have a prior right to purchase any new issuances of shares in order to maintain their proportionate ownership interests in the Company.

Potential Anti-Takeover Effect

Although the Company has not proposed the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board of Directors or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed amendment is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board of Directors or management.

Dissenters' and Appraisal Rights

Neither Delaware law, the Company’s amended and restated certificate of incorporation, nor the Company’s amended and restated by-laws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

30

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock voting “FOR” the proposal is required to approve the amendment to the certificate of incorporation. As result, abstentions and broker non-votes will have the same effect as votes against this proposal. Unless marked to the contrary, proxies received will be voted “FOR.”

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock by 150,000,000, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

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31

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company provides its shareholders with the opportunity to cast an annual advisory vote to approve the compensation of its named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables) (a “ say-on-pay proposal ”). The Company believes it is appropriate to seek and take into account the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders’ long-term interests. The Company believes its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its shareholders.

The last time we provided our shareholders with the opportunity to cast advisory votes to approve the compensation of named executive officers was at our 2011 annual meeting of shareholders. At that meeting, excluding broker non-votes, approximately 13,402,124 shares cast votes with regard to the say-on-pay proposal. Of those, 12,398,874 or approximately 93%, of the shares approved the compensation of named executive officers.

The Compensation Discussion and Analysis, beginning on page 17 of this Proxy Statement, describes the Company’s executive compensation program and the decisions made by the Compensation Committee in 2013. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board of Directors will request the shareholders vote to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables), is hereby approved.”

As an advisory vote, this proposal is not binding on the Company, the Board of Directors or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Board of Directors or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board of Directors or the Compensation Committee. However, the Compensation Committee and the Board of Directors value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

The Company’s current policy is to provide shareholders with an opportunity to approve the compensation of the named executive officers each year at the annual meeting of shareholders. It is expected that the next such vote will occur at the 2015 annual meeting of shareholders.

Vote Required

You may vote for or against the following resolution, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this vote is advisory, it will not be binding upon our Board of Directors. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Recommendation of the Board

Our Board of Directors recommends a vote “FOR” the approval of the foregoing resolution.

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32

PROPOSAL 5

ADVISORY VOTE TO APPROVE THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 1, 2 OR 3 YEARS

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Board of Directors is requesting stockholders to vote, on a non-binding advisory basis the Board of Directors is conducting a non-binding, advisory vote on the frequency with which it will seek the non-binding stockholders’ advisory vote on executive compensation, similar to Proposal No. 4 in this proxy statement in future years. Neuralstem is required to hold the say-on-pay vote at least once every three years. Accordingly, stockholders may vote that the advisory vote on executive compensation be held in the future as follows:

•	Every year;

•	Every two years; or

•	Every three years.

Stockholders may also abstain from voting on this proposal. In considering your vote, you may wish to review the information presented in connection with Proposal No. 4 in this proxy statement, as well as the “Compensation Discussion and Analysis” and “Executive Compensation Tables” sections of this proxy statement, which provide a more detailed discussion of our executive compensation programs and policies.

Our Board of Directors has determined that holding a “say-on-pay” vote every three years is most appropriate for Neuralstem and recommends that you vote to hold such advisory vote in the future every third year, for the following reasons.

•	A triennial aligns with Neuralstem’s approach to executive compensation and the underlying philosophy of the Compensation Committee.

Our executive compensation programs are designed to enhance the long-term growth of Neuralstem and reward performance over a multi-year period. For example, the stock awards granted to our executive team generally have three-year vesting periods

•	A triennial vote encourages a longer-term evaluation of compensation history and business results.

The Board of Directors believes that there is some risk that an annual advisory vote on executive compensation could lead to a short-term stockholder perspective regarding executive compensation that does not align well with the longer-term approach used by our Compensation Committee. We believe a three-year cycle for the stockholder advisory vote will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with Neuralstem’s performance, financial results and business.

•	A triennial vote provides our Compensation Committee with adequate time to consider the results of say-on-pay votes and other stockholder input.

A triennial “say-on-pay” vote allows the Board of Directors to respond to stockholder sentiment and effectively implement any desired changes to executive compensation policies, practices and programs.

The Board of Directors believes that a triennial vote would not foreclose stockholder engagement on executive compensation during interim periods. Stockholders can currently provide input directly to the Board of Directors, its committees or individual directors as indicated in the section of this proxy entitled “Directors, Executive Officers and Corporate Governance – Communicating with the Board of Directors.” Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate their views on Neuralstem’s executive compensation programs.

The Board of Directors weighed these reasons against the arguments in support of conducting the advisory vote annually or biannually. In particular, the Board of Directors considered the value of the opportunity for stockholder input at each annual meeting, as well as the belief that annual votes would promote greater accountability on executive compensation. Although the Board of Directors believes that these and other positions put forth in favor of an annual “say-on-pay” vote are not without merit, on balance, the Board of Directors believes that a triennial approach is most appropriate for Neuralstem and recommends such manner of voting to stockholders. The Compensation Committee intends to periodically reassess that view and, if it determines appropriate, may provide for an advisory vote on executive compensation on a more frequent basis.

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Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board of Directors. However, the Compensation Committee will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board of Directors.

Recommendation

Our Board of Directors recommends a vote for a frequency of once every “3 YEARS” for the stockholder advisory vote on compensation awarded to our named executive officers.

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy statement, our Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov. or on Neuralstem’s website at www.neuralstem.com. Additional copies may be requested in writing. Such requests should be submitted to Mr. I. Richard Garr, interim Chief Financial Officer, Neuralstem, Inc., 20271 Goldenrod Lane, Germantown, Maryland 20876, Exhibits to Form 10-K, as amended, will also be provided upon specific request. The materials will be provided without charge.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, each of the persons named as proxy holder, I. Richard Garr and Dr. Karl Johe, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board of Directors.

By Order of the Board of Directors

[*], 2014	/s/ Dr. Karl Johe
Chairman of the Board

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